                                                                 EXECUTION COPY

                                    AMENDMENT NO. 1 AND AGREEMENT dated as of
                           July 15, 2003 (this "Amendment"), with respect to the
                           Credit Agreement dated as of November 28, 2000, as
                           Amended and Restated as of June 20, 2002 (as amended,
                           supplemented or otherwise modified from time to time,
                           the "Credit Agreement"), among Metaldyne Corporation,
                           a Delaware corporation ("Holdings"), Metaldyne
                           Company LLC, a Delaware limited liability company
                           (the "Parent Borrower"), the Foreign Subsidiary
                           Borrowers (as defined in the Credit Agreement) party
                           thereto (the Foreign Subsidiary Borrowers, together
                           with the Parent Borrower, being referred to as the
                           "Borrowers"), the lenders from time to time party
                           thereto (the "Lenders"), JPMorgan Chase Bank, a New
                           York banking corporation, as administrative agent and
                           collateral agent, Credit Suisse First Boston, as
                           syndication agent, Comerica Bank, as documentation
                           agent, First Union National Bank, as documentation
                           agent, National City Bank, as documentation agent,
                           and Bank One, NA, as documentation agent.

         A. Pursuant to the Credit Agreement, the Lenders have extended credit to the Borrowers, and have agreed to extend additional credit to the Borrowers, in each case pursuant to the terms and subject to the conditions set forth therein.

         B. Holdings and the Borrowers have requested that the Required Lenders agree to amend certain provisions of the Credit Agreement as set forth herein.

         C. The Required Lenders are willing so to agree and to amend the Credit
Agreement pursuant to the terms and subject to the conditions set forth herein.

         D. Capitalized terms used and not otherwise defined herein shall have the meanings assigned thereto in the Credit Agreement.

         In consideration of the premises and the agreements, provisions and covenants herein contained, the parties hereto hereby agree, on the terms and subject to the conditions set forth herein, as follows:

         SECTION 1. Amendments to Section 1.01.

         (a) Section 1.01 is hereby amended by deleting the following defined terms in their entirety:

         "Applicable Rate"

         "Consolidated EBITDA"

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         "High Usage Period"

         "Low Usage Period"

         "Permitted Acquisition"

         "Permitted Senior Notes"

         "Permitted Subordinated Notes"

         "Prepayment Event"

         "Total Indebtedness"

         (b) Section 1.01 of the Credit Agreement is hereby amended by adding the following defined terms in the appropriate alphabetical order to read in their entirety as follows:

         "Amendment No. 1" means the Amendment No. 1 to this Agreement dated as of July 15, 2003, among Holdings, the Borrowers listed on Schedule 1 thereto and the Lenders party thereto.

         "Amendment Date" means the Amendment Date as defined in Amendment
No. 1.

         "Applicable Rate" means, for any day (a) with respect to any Tranche D
Term Loan, (i) 3.25% per annum, in the case of an ABR Loan, or (ii) 4.25% per annum, in the case of a Eurocurrency Loan (provided that the Applicable Rate with respect to the Tranche D Term Loan will increase on and after January 1,
2004 to 3.75%, in the case of an ABR Loan, and 4.75%, in the case of a
Eurocurrency Loan, unless at least $150,000,000 aggregate principal amount of
Permitted Senior Notes are issued on or prior to December 31, 2003; provided further that if at least $150,000,000 aggregate principal amount of Permitted
Senior Notes are issued after December 31, 2003 but on or prior to May 30, 2004, the foregoing increase will be eliminated on the date of issuance of the
Permitted Senior Notes), and (b) with respect to any ABR Loan or Eurocurrency
Loan that is a Revolving Loan, or with respect to the commitment fees payable hereunder, as the case may be, the applicable rate per annum set forth below under the caption "ABR Spread", "Eurocurrency Spread" or "Commitment Fee Rate",
as the case may be, based upon the Leverage Ratio as of the most recent determination date:

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=============================================================================
                                           ABR      Eurocurrency  Commitment
             Leverage Ratio:             Spread        Spread      Fee Rate
-----------------------------------------------------------------------------
               Category 1                 3.00%        4.00%         1.00%
        Greater than 3.75 to 1.00
-----------------------------------------------------------------------------
               Category 2
 Less than or equal to 3.75 to 1.00 but   2.75%        3.75%         1.00%
        greater than 3.50 to 1.00
-----------------------------------------------------------------------------
               Category 3
 Less than or equal to 3.50 to 1.00 but   2.25%        3.25%         1.00%
        greater than 3.00 to 1.00
-----------------------------------------------------------------------------
               Category 4                 2.00%        3.00%         1.00%
   Less than or equal to 3.00 to 1.00
=============================================================================

         The ABR Spread and Eurocurrency Spread for Revolving Loans specified in the preceding table will each increase by .50% on and after January 1, 2004;
provided that if at least $150,000,000 aggregate principal amount of Permitted
Senior Notes are issued after December 31, 2003 but on or prior to May 30, 2004, the foregoing increase will be eliminated on the date of issuance of the
Permitted Senior Notes).

         For purposes of the foregoing, (i) the Leverage Ratio shall be determined as of the end of each fiscal quarter of the Parent Borrower's fiscal year based upon Holdings' consolidated financial statements delivered pursuant to Section 5.01(a) or (b) and (ii) each change in the Applicable Rate resulting from a change in the Leverage Ratio shall be effective during the period commencing on and including the date of delivery to the Administrative Agent of such consolidated financial statements indicating such change and ending on the date immediately preceding the effective date of the next such change; provided that the Leverage Ratio shall be deemed to be in Category 1 (A) at any time that an Event of Default has occurred and is continuing or (B) if the Parent Borrower fails to deliver the consolidated financial statements required to be delivered by it pursuant to Section 5.01(a) or (b), during the period from the expiration of the time for delivery thereof until such consolidated financial statements are delivered.

         "Consolidated EBITDA" means, for any period, Consolidated Net Income for such period plus (a) without duplication and to the extent deducted in determining such Consolidated Net Income, the sum of (i) consolidated interest expense for such period, (ii) consolidated income tax expense for such period
(including all single business tax expenses imposed by state law), (iii) all amounts attributable to depreciation and amortization for such period, (iv) any extraordinary noncash charges for such period, (v) all management fees and other fees paid during such period to Heartland and/or its Affiliates pursuant to the
Heartland Management Agreement to the extent permitted by Section 6.09, (vi) all payments made during and expenses recorded in such period in

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respect of the Restricted Stock Obligation and all items expensed at the
Recapitalization Date in respect of Restricted Stock Awards, (vii) any losses incurred during such period in connection with the sale of receivables pursuant to the Permitted Receivables Financing, (viii) all extraordinary losses during such period, (ix) noncash expenses during such period resulting from the grant of Equity Interests to management and employees of Holdings, the Parent Borrower or any of the Subsidiaries, (x) the aggregate amount of deferred financing expenses for such period, (xi) all other noncash expenses or losses of Holdings, the Parent Borrower or any of the Subsidiaries for such period (excluding any such charge that constitutes an accrual of or a reserve for cash charges for any future period), (xii) any nonrecurring fees, expenses or charges realized by
Holdings, the Parent Borrower or any of the Subsidiaries for such period related to any offering of Equity Interests or incurrence of Indebtedness, (xiii) with respect to any four-fiscal-quarter period ending prior to or on December 31,
2001, operating expense and other expense reductions and other synergistic benefits relating to the Recapitalization Transactions, not to exceed the applicable Excluded Amount for such period, (xiv) Excluded Severance Charges for such period, (xv) fees and expenses in connection with the Transactions and fees and expenses of Holdings, the Parent Borrower and its Subsidiaries (excluding
TriMas and the subsidiaries of TriMas) in connection with the TriMas
Transaction, (xvi) any nonrecurring costs and expenses arising from the integration of any business acquired pursuant to any Permitted Acquisition
(other than the New Castle Acquisition), (xvii) solely for purposes of determining compliance with Section 6.14, fees paid pursuant to Section 18 of
Amendment No. 1 to the Original Credit Agreement; provided that the aggregate amount of costs and expenses that may be included in Consolidated EBITDA pursuant to this clause (xvii) during the term of this Agreement shall not exceed $5,000,000, (xviii) for all purposes hereunder, other than the defined term "Applicable Rate", the New Castle Specified EBITDA and (xix) solely for purposes of determining compliance with Section 6.14, fees paid pursuant to
Section 14 of this Amendment No. 1 and minus (b) without duplication and to the extent included in determining such Consolidated Net Income, any extraordinary gains for such period, all determined on a consolidated basis in accordance with
GAAP. For purposes of determining the Leverage Ratio, Senior Leverage Ratio and
Senior Secured Leverage Ratio, if the Parent Borrower or any Subsidiary has made any Permitted Acquisition or any sale, transfer, lease or other disposition of assets outside of the ordinary course of business permitted by Section 6.05 during the relevant period for determining the Leverage Ratio, Senior Leverage
Ratio and Senior Secured Leverage Ratio, Consolidated EBITDA for the relevant period shall be calculated only for purposes of determining Leverage Ratio,
Senior Leverage Ratio and Senior Secured Leverage Ratio, after giving pro forma effect thereto, as if such Permitted Acquisition or sale, transfer, lease or other disposition of assets (and, in each case, any related incurrence, repayment or assumption of Indebtedness, with any new Indebtedness being deemed to be amortized over the relevant period in accordance with its terms, and assuming that any Revolving Loans borrowed in connection with such acquisition are repaid with excess cash balances when available) had occurred on the first day of the relevant period for determining Consolidated EBITDA. Any such pro forma calculations may include operating and other expense reductions and other adjustments for such period resulting from any Permitted Acquisition (other than the New Castle Acquisition, except to the extent of any calculation of the
Applicable Rate) that is being given pro

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forma effect to the extent that such operating and other expense reductions and other adjustments (a) would be permitted pursuant to Article XI of Regulation
S-X under the Securities Act of 1933 or (b) are reasonably consistent with the purpose of Regulation S-X as determined in good faith by the Parent Borrower in consultation with the Administration Agent. For purposes of calculating
Consolidated EBITDA for each of the fiscal-quarters ending September 30, 2001,
December 31, 2001, and March 31, 2002, Consolidated EBITDA shall equal, for the fiscal-quarter ending on (a) September 30, 2001, $41,700,000, (b) December 31,
2001, $35,000,000 and (c) March 31, 2002, $41,600,000.

         "Intercreditor Agreement" means an intercreditor agreement among
Holdings, the Parent Borrower, the Administrative Agent (or other agent acting on behalf of the Lenders) and the trustee or agent on behalf of the holders of the applicable Permitted Senior Notes, which such agreement shall (i) provide that the Liens in respect of such Permitted Senior Notes are subordinated to the
Liens under the Collateral Documents, (ii) limit the ability of such trustee or agent and the holders of the Permitted Senior Notes to take actions with respect to, or enforce, such Liens and (iii) have such other terms as are satisfactory to the Administrative Agent.

         "New Castle Acquisition" means the acquisition by the Parent Borrower or a Subsidiary of all the remaining Equity Interests of NC-M Chassis Systems,
LLC not then owned by the Parent Borrower or a Subsidiary or all, or substantially all, of the assets of NC-M Chassis Systems, LLC so long as (a) the total consideration (excluding fees, expenses and assumed liabilities) for such remaining Equity Interests or assets shall not exceed $215,000,000, (b) such acquisition shall be financed with (i) the issuance of Equity Interests by
Holdings of not less than $64,000,000, (ii) Permitted Senior Notes to the extent contemplated by the defined term "Permitted Senior Notes", (iii) New Castle
Seller Debt, (iv) Revolving Loans, Permitted Receivables Financing or, subject to Section 6.06, the New Castle Sale and Leaseback, or any combination thereof, in an aggregate amount not to exceed $120,000,000, or (v) any combination of the foregoing, (c) such acquisition is consummated within 180 days of the Amendment
Date, (d) after giving effect to such acquisition (and any related incurrence of or repayment of Indebtedness), (i) the Senior Secured Leverage Ratio is less than 2.75 to 1.00 and (ii) the Leverage Ratio is less than 4.75 to 1.00, and (e)
immediately after giving effect thereto, (i) no Default has occurred and is continuing or would result therefrom, (ii) all transactions related thereto are consummated in all material respects in accordance with applicable laws, (iii)
all the Equity Interests (other than Assumed Preferred Stock) of each Subsidiary formed for the purpose of or resulting from such acquisition shall be owned directly by the Parent Borrower or a Subsidiary and all actions required to be taken under Sections 5.12 and 5.13 have been taken, (iv) Holdings, the Parent
Borrower and its Subsidiaries are in compliance, on a pro forma basis after giving effect to such acquisition, with the covenants contained in Sections 6.13 and 6.14 recomputed as at the last day of the most recently ended fiscal quarter of Holdings for which financial statements are available, as if such acquisition
(and any related incurrence or repayment of Indebtedness) had occurred on the first day of each relevant period for testing such compliance, (v) any
Indebtedness or any preferred stock that is incurred, acquired or assumed in connection with such acquisition shall be in compliance with Section 6.01

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and (vi) the Parent Borrower has delivered to the Administrative Agent an officers' certificate to the effect set forth in clauses (a), (b), (c) and (d)
(i) through (v) above, together with all relevant financial information for the
Person or assets to be acquired.

         "New Castle Sale and Leaseback" shall mean any sale or transfer not later than 30 days of the New Castle Acquisition by the Parent Borrower or any
Subsidiary of fixed or capital assets acquired pursuant to the New Castle
Acquisition that is made for cash consideration in an aggregate amount not less than an amount equal to 85% of the orderly liquidation value of such fixed or capital assets not to exceed $120,000,000 in the aggregate during the term of this Agreement, and promptly thereafter rented or leased by the Parent Borrower or such Subsidiary; provided that, notwithstanding the foregoing, in connection with any New Castle Sale and Leaseback, Parent Borrower or any Subsidiary may
elect to (1) retain ownership of any portion of the fixed or capital assets that could otherwise have been made the subject of the New Castle Sale and Leaseback and (2) pledge such retained assets as collateral security for any obligations in favor of the lessor(s) under any of the sale and leasing arrangements with respect to the assets that were not so retained (with such security interests of the lessor(s) being limited to the retained assets and the proceeds thereof), so long as (A) the cash proceeds received by the Parent Borrower and any Subsidiary from any such transaction exceeds 85% of the orderly liquidation value of all fixed and capital assets that have been made the subject of a sale and leaseback and the collateral security arrangements and (B) in the good faith judgment of the Parent Borrower, the financial terms of any such transaction are no less favorable to the Parent Borrower and any Subsidiary, taken as a whole, than would have been the case had the election set forth in this proviso not been utilized.

         "New Castle Seller Debt" means subordinated notes issued by Holdings to the seller in the New Castle Acquisition in an aggregate principal amount not less than $31,000,000, which such notes shall rank pari passu and shall be subject to the subordination and other terms that are no more favorable to the holders or obligees thereof in any material respect than the subordination and other terms of the Subordinated Debt.

         "New Castle Specified EBITDA" means, if the New Castle Acquisition has been consummated, the total of the amounts for any period prior to consummation of the New Castle Acquisition identified below that is included within the period for which Consolidated EBITDA is being calculated: (i) for the fiscal quarters ended December 31, 2002 and December 31, 2003, $11,046,443, (ii) for
the fiscal quarters ended March 31, 2003 and March 31, 2004, $10,693,298, (iii)
for the fiscal quarter ended June 30, 2003, $12,030,358 and (iv) for the fiscal quarter ending September 30, 2003, $13,729,901; provided, however, that (A) to the extent the New Castle Acquisition has occurred during a particular quarter, the amount to be included for such quarter shall be determined by taking a proportionate amount of the quarter (based on actual days elapsed); and (B)
following the completion of the New Castle Sale and Leaseback, New Castle
Specified EBITDA for any fiscal period calculated thereafter shall be reduced by the total pro forma lease expense for such fiscal period as if such expense had occurred on the first day of the relevant period for determining New Castle
Specified EBITDA (it being

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understood that no earlier calculation of Consolidated EBITDA shall be affected thereby).

         "Permitted Acquisition" means (a) the New Castle Acquisition and (b)
any acquisition, whether by purchase, merger, consolidation or otherwise, by the
Parent Borrower or a Subsidiary of all or substantially all the assets of, or all the Equity Interests in, a Person or a division, line of business or other business unit of a Person so long as (i) such acquisition shall not have been preceded by a tender offer that has not been approved or otherwise recommended by the board of directors of such Person, (ii) such assets are to be used in, or such Person so acquired is engaged in, as the case may be, a business of the type conducted by the Parent Borrower and its Subsidiaries on the date of execution of this Agreement or in a business reasonably related thereto, (iii)
such acquisition shall be financed with proceeds from (A) Revolving Loans
(subject to Section 6.01(a)(i)), the Permitted Subordinated Notes to the extent the issuance thereof is permitted under the defined term "Permitted Subordinated
Notes" and/or Qualified Holdings Preferred Stock issued and outstanding pursuant to clause (b) of the definition of Qualified Holdings Preferred Stock, (B)
Permitted Receivables Financing (subject to Section 6.01(a)(ii)), (C) any lease financing permitted hereunder the proceeds of which are not required to prepay
Term Borrowings here-under, (D) the issuance of Equity Interests by Holdings,
(E) Excess Cash Flow not required to be used to prepay Term Loans pursuant to
Section 2.11(f), (F) proceeds from sales of assets permitted by Section 6.05 that are not required to be applied toward the repayment of Term Borrowings hereunder or (G) any combination thereof and (iv) immediately after giving effect thereto, (A) no Default has occurred and is continuing or would result there-from, (B) all transactions related thereto are consummated in all material respects in accordance with applicable laws, (C) all the Equity Interests (other than Assumed Preferred Stock) of each Subsidiary formed for the purpose of or resulting from such acquisition shall be owned directly by the Parent Borrower or a Subsidiary and all actions required to be taken under Sections 5.12 and
5.13 have been taken, (D) Holdings, the Parent Borrower and its Subsidiaries are
in compliance, on a pro forma basis after giving effect to such acquisition, with the covenants contained in Sections 6.13 and 6.14 recomputed as at the last day of the most recently ended fiscal quarter of Holdings for which financial statements are available, as if such acquisition (and any related incurrence or repayment of Indebtedness) had occurred on the first day of each relevant period for testing such compliance (provided that any acquisition that occurs prior to the first testing period under such Sections shall be deemed to have occurred during such first testing period), (E) any Indebtedness or any preferred stock that is incurred, acquired or assumed in connection with such acquisition shall be in compliance with Section 6.01 and (F) the Parent Borrower has delivered to the Administrative Agent an officers' certificate to the effect set forth in clauses (i), (ii), (iii) and (iv) (A) through (F) above, together with all relevant financial information for the Person or assets to be acquired.

         "Permitted Senior Notes" means any Indebtedness of Holdings or the
Parent Borrower, provided that (a) to the extent such Indebtedness and any related Guarantees are secured by any Lien, such Liens are second-priority Liens and the trustee or agent thereunder shall have entered into the Intercreditor
Agreement, (b) the proceeds resulting from the initial $150,000,000 aggregate principal amount of such Indebtedness

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shall be used (i) to prepay Term Borrowings pursuant to Section 2.11(a), (ii) to repurchase, redeem or otherwise retire the Convertible Debentures, (iii) if such
Indebtedness is incurred contemporaneously with the New Castle Acquisition in order to effect the New Castle Acquisition or (iv) any combination of the foregoing, (c) any proceeds resulting from the aggregate principal amount of such Indebtedness that exceeds $150,000,000 shall be used to prepay Term
Borrowings pursuant to Section 2.11(d)(1), (d) such Indebtedness shall not have any principal payments due prior to the date that is 12 months after the Tranche
D Maturity Date, whether at maturity or otherwise, except upon the occurrence of a change of control or similar event (including asset sales), in each case so long as the provisions relating to change of control or similar events
(including asset sales) included in the governing instrument of such
Indebtedness provide that the provisions of this Agreement must be satisfied prior to the satisfaction of such provisions of such Indebtedness and (d) such
Indebtedness bears interest at a fixed rate, which rate shall be, in the good faith judgment of the Parent Borrower's board of directors, consistent with the market at the time of issuance for similar Indebtedness for comparable issuers or borrowers. The Parent Borrower may designate by notice to the Administrative
Agent any Permitted Subordinated Notes as Permitted Senior Notes so long as such notice is delivered immediately prior to the issuance of such Notes, and following such designation such Permitted Subordinated Notes shall be "Permitted
Senior Notes" for purposes of this Agreement.

         "Permitted Subordinated Notes" means Indebtedness of Holdings or the
Parent Borrower, provided that (a) such Indebtedness and any related Guarantees shall not be secured by any Lien, (b) such Indebtedness shall be subject to subordination and intercreditor provisions that are no more favorable to the holders or obligees thereof than the subordination or intercreditor provisions of the Existing Subordinated Notes in any material respect, (c) the proceeds from such Indebtedness shall be used (i) to repurchase, redeem, repay or otherwise retire the Convertible Debentures, (ii) to repay (subject to Section
6.01(a)(vii)) Revolving Borrowings or obligations arising in respect of the
Permitted Receivables Financing, (iii) to prepay Term Borrowings pursuant to
Section 2.11(a) or (iv) if after giving effect to the incurrence of such
Indebtedness, the Senior Leverage Ratio is less than 2.75 to 1.00, to effect
Permitted Acquisitions (provided that the aggregate principal amount of
Permitted Subordinated Notes that can be used for financing Permitted
Acquisitions pursuant to this clause (iv) shall not exceed $100,000,000, (d)
such Indebtedness shall not have any principal payments due prior to the date that is 12 months after the Tranche D Maturity Date, whether at maturity or otherwise, except upon the occurrence of a change of control or similar event
(including asset sales), in each case so long as the provisions relating to change of control or similar events (including asset sales) included in the governing instrument of such Indebtedness provide that the provisions of this
Agreement must be satisfied prior to the satisfaction of such provisions of such
Indebtedness and (e) such Indebtedness bears interest at a fixed rate, which rate shall be, in the good faith judgment of the Parent Borrower's board of directors, consistent with the market at the time of issuance for similar
Indebtedness for comparable issuers or borrowers. Notwithstanding the foregoing, for purposes of this Agreement, the Existing Subordinated Notes and the New
Castle Seller Debt shall be Permitted Subordinated Indebtedness.

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         "Prepayment Event" means:

         (a) any sale, transfer or other disposition (including pursuant to a sale and leaseback transaction) of any property or asset of Holdings, the
     Parent Borrower or any Subsidiary for consideration that exceeds
     $10,000,000, other than dispositions described in clauses (a), (b), (c),
     (d), (e), (f)(ii), (f)(iii), (g), (h), (i) and (l) of Section 6.05; or

         (b) any casualty or other insured damage to, or any taking under power of eminent domain or by condemnation or similar proceeding of, any property or asset of Holdings, the Parent Borrower or any Subsidiary having a book value or fair market value in excess of $1,000,000 (other than damage arising from the Compac Event), but only to the extent that the Net
     Proceeds there-from have not been applied to repair, restore or replace such property or asset within 365 days after such event; or

         (c) the incurrence by Holdings, the Parent Borrower or any Subsidiary
     of any Indebtedness, other than Indebtedness permitted by Section 6.01(a);
     or

         (d) the incurrence of any Permitted Senior Notes (unless the Net
     Proceeds thereof are used as permitted by clause (b) under the defined term
     "Permitted Senior Notes");

         notwithstanding anything to the contrary, the sale, transfer or other disposition of the Saturn Subsidiary or the Saturn Sale shall not constitute a
Prepayment Event.

         "Ramos Sale and Leaseback" shall mean any sale or transfer by the
Parent Borrower or any Subsidiary of fixed or capital assets of the Ramos facility that is made for cash consideration in the aggregate amount not less than an amount equal to 85% of the orderly liquidation value of such fixed or capital assets not to exceed $30,000,000 in the aggregate during the term of this Agreement, and promptly thereafter rented or leased by the Parent Borrower or such Subsidiary.

         "Senior Secured Leverage Ratio" means, on any date, the ratio of (a)
Senior Indebtedness as of such date that is secured by any first-priority Lien to (b) Consolidated EBITDA for the period of four consecutive fiscal quarters of
Holdings ended on such date (or, if such date is not the last day of a fiscal quarter, ended on the last day of the fiscal quarter of Holdings most recently ended prior to such date for which financial statements are available).

         "Total Indebtedness" means, as of any date, the sum of, without duplication, (a) the aggregate principal amount of Indebtedness of Holdings, the
Parent Borrower and the Subsidiaries outstanding as of such date, in the amount that would be reflected on a balance sheet prepared as of such date on a consolidated basis in accordance with GAAP, plus (b) the aggregate principal amount of Indebtedness of Holdings, the Parent Borrower and the Subsidiaries
outstanding as of such date that is not required to be reflected on a balance sheet in accordance with GAAP, determined on a

                                                                              10

consolidated, basis plus (c) obligations arising in respect of the Permitted
Receivables Financing; provided that, for purposes of clause (b) above, the term
"Indebtedness" shall not include (i) contingent obligations of Holdings, the
Parent Borrower or any Subsidiary as an account party in respect of any letter of credit or letter of guaranty unless, without duplication, such letter of credit or letter of guaranty supports an obligation that constitutes
Indebtedness and (ii) Indebtedness described in Section 6.01(a)(xiv); and
provided further that "Total Indebtedness" shall not include (i) the Convertible
Debentures to the extent that a redemption notice has been delivered in respect thereof and proceeds sufficient to effect such redemption have deposited with the trustee or agent thereof and (ii) the TriMas Notes.

         SECTION 2. Amendment to Section 2.04(a). Section 2.04(a) is hereby amended by deleting clause (i) thereof in its entirety and replacing it with the following text:

         " (i) the aggregate principal amount of outstanding Swingline Loans exceeding $50,000,000 or"

         SECTION 3. Amendment to Section 2.05(b). Section 2.05(b) is hereby amended by deleting the last sentence thereof in its entirety and replacing it with the following text:

         "A Letter of Credit shall be issued, amended, renewed or extended only if (and upon issuance, amendment, renewal or extension of each Letter of Credit the Parent Borrower or the applicable Foreign Subsidiary Borrower, as the case may be, shall be deemed to represent and warrant that), after giving effect to such issuance, amendment, renewal or extension (i) the LC Exposure shall not exceed $75,000,000 (provided that no more than $20,000,000 of LC Exposure may be used to support Indebtedness incurred outside of the United States), (ii) the total Revolving Exposures shall not exceed the total Revolving Commitments and
(iii) the total Foreign Currency Exposures shall not exceed the total Foreign
Currency Commitments."

         SECTION 4. Amendments to Section 2.08. Section 2.08 is hereby amended by deleting paragraph (b) in its entirety and replacing it with the following text:

         "(b) The Parent Borrower (on behalf of itself and the Foreign
Subsidiary Borrowers) may at any time terminate, or from time to time reduce, the Commitments of any Class (it being understood that reductions of Revolving
Commitments will automatically reduce Foreign Currency Commitments on a pro rata basis); provided that (i) each reduction of the Commitments of any Class shall be in an amount that is an integral multiple of $1,000,000 and not less than
$5,000,000 and (ii) the Revolving Commitments shall not be terminated or reduced if, after giving effect to any concurrent prepayment of the Revolving Loans in accordance with Section 2.11, the sum of the Revolving Exposures would exceed the total Revolving Commitments. In addition, in the event the proceeds from
Permitted Senior Notes issued after the Amendment Date are used to repurchase, redeem or otherwise retire then outstanding Convertible Debentures, immediately following such repurchase, redemption or retirement (i) the Parent Borrower

                                                                              11

shall make any prepayment required pursuant to Section 2.11 as a result of such reduction and (ii) the total Revolving Commitments shall be automatically reduced in an amount equal to the amount used to effect such repurchase, redemption or retirement (together with a pro rata reduction of Foreign Currency
Commitments) without any action on the part of any party, provided that, the total reduction to the Revolving Commitments under this clause (ii) shall not exceed $50,000,000."

         SECTION 5. Amendments to Section 2.11. Section 2.11 is hereby amended by deleting paragraph (d)(1) in its entirety and replacing such paragraph (d)(1)
with the following text:

         "(d)(1) In the event and on each occasion that any Net Proceeds are received by or on behalf of Holdings, the Parent Borrower or any Subsidiary in respect of any Prepayment Event (other than TriMas Available Proceeds and TriMas
Specified Proceeds), the Parent Borrower shall, within three Business Days after such Net Proceeds are received, prepay Term Borrowings in an aggregate amount equal to such Net Proceeds."

         SECTION 6. Amendments to Section 6.01(a). Section 6.01(a) is hereby amended by deleting subparagraphs (i), (ii) and (vii) in their entirety and replacing such subparagraphs with the following text:

         " (i) Indebtedness created under the Loan Documents and Indebtedness not exceeding $20,000,000 incurred outside the United States that are supported by Letters of Credit; provided that (x)(A) Revolving Loans may only be used to
(1) finance a Permitted Acquisition (other than the New Castle Acquisition) if, in addition to the satisfaction of all other requirements necessary to effect such Permitted Acquisition set forth herein, after giving effect to such
Permitted Acquisition (and any related incurrence or repayment of Indebtedness), the Senior Leverage Ratio is less than 2.00 to 1.00 and the amount of Revolving
Commitments available for general corporate purposes (other than Permitted
Acquisitions) at such time shall be at least $100,000,000 and (2) finance the
New Castle Acquisition to the extent permitted under the defined term "New
Castle Acquisition" and (B) the amount of Revolving Loans used to finance
Permitted Acquisitions (other than the New Castle Acquisition) outstanding at any time shall not exceed $50,000,000 less the amount of Permitted Receivables
Financing outstanding under Section 6.01(a)(ii) to finance Permitted
Acquisitions and (y) until the Convertible Debentures have been irrevocably repurchased, redeemed, repaid or otherwise retired in full, Revolving Loans outstanding may not exceed the aggregate Revolving Commitments less the amount designated as available for the repurchase, redemption, repayment or retirement of Convertible Debentures pursuant to Section 5.15(b);"

         " (ii) the Permitted Receivables Financing; provided that (x) the
Permitted Receivables Financing may only be used to finance a Permitted
Acquisition (other than the New Castle Acquisition) if, in addition to the satisfaction of all other requirements necessary to effect such Permitted
Acquisition set forth herein, after giving effect to such Permitted Acquisition
(and any related incurrence or repayment of Indebtedness), the Senior Leverage
Ratio is less than 2.00 to 1.00 and the amount of Revolving

                                                                              12

Commitments available for general corporate purposes (other than Permitted
Acquisitions) at such time shall be at least $100,000,000 and (y) the amount of
Permitted Receivables Financing used to finance Permitted Acquisitions (other than the New Castle Acquisition) outstanding at any one time shall not exceed
$50,000,000 less the amount of Revolving Loans outstanding under Section
6.01(a)(i) to finance Permitted Acquisitions;"

         "(vii) the Permitted Subordinated Notes and the Permitted Senior Notes;
provided that (x) Permitted Subordinated Notes may only be used for the repayment of Revolving Borrowings and obligations arising in respect of the
Permitted Receivables Financing if, after giving effect to the incurrence of such Permitted Subordinated Notes, the Senior Leverage Ratio is less than 2.75 to 1.00 and (y) the aggregate amount of proceeds of Permitted Subordinated Notes used for the repayment of Revolving Borrowings and obligations arising in respect of the Permitted Receivables Financing may not exceed $100,000,000;"

         SECTION 7. Amendments to Section 6.02. Section 6.02 is hereby amended by deleting paragraph (c) in its entirety and replacing it with the following text:

         "(c)(i) Liens in respect of the Permitted Receivables Financing and the
European Factoring Arrangement, (ii) second priority Liens in respect of the
Permitted Senior Notes, so long as the trustee or agent thereunder has entered into the Intercreditor Agreement and (iii) Liens in respect of the New Castle
Sale and Leaseback as contemplated in the definition of "New Castle Sale and
Leaseback";"

         SECTION 8. Amendment to Section 6.05. Section 6.05 is hereby amended by deleting clause (f) in its entirety and replacing it with the following text:

         "(f)(i) sales or transfers that are permitted sale and leaseback transactions pursuant to Section 6.06(a) and (b), (ii) sales and transfers pursuant to the New Castle Sale and Leaseback and Ramos Sale and Leaseback, and
(iii) sales and transfers of the TriMas Interest;"

         SECTION 9. Amendment to Section 6.06. Section 6.06 is hereby amended and deleted in its entirety and replaced with the following text:

         "SECTION 6.06. Sale and Leaseback Transactions. None of the Parent
Borrower or any Foreign Subsidiary Borrower will, nor will they permit any
Subsidiary to, enter into any arrangement, directly or indirectly, whereby it shall sell or transfer any property, real or personal, used or useful in its business, whether now owned or hereinafter acquired, and thereafter rent or lease such property or other property that it intends to use for substantially the same purpose or purposes as the property sold or transferred, except for (a)
any such sale of any fixed or capital assets that is made for cash consideration in an amount not less than the cost of such fixed or capital asset and is consummated within 180 days after the Parent Borrower, such Foreign Subsidiary
Borrower or such Subsidiary acquires or completes the construction of such fixed or capital asset, so long as the Capital Lease Obligations associated therewith are permitted by Section 6.01(a)(xi), (b) in the case of property owned as of
December 18, 2001, (i) any

                                                                              13

such sale of any fixed or capital assets that is made for cash consideration in an aggregate amount not less than the fair market value of such fixed or capital assets not to exceed $50,000,000 in the aggregate and (ii) any such sale of any fixed or capital assets that is made for cash consideration in an aggregate amount not less than an amount equal to 85% of the orderly liquidation value of such fixed or capital assets not to exceed $25,000,000 in the aggregate, so long as, in each case, the Capital Lease Obligations (if any) associated therewith are permitted by Section 6.01(a)(xi), (c) any Acquisition Lease Financing, (d)
the New Castle Sale and Leaseback so long as the Capital Lease Obligations (if any) associated therewith are permitted by Section 6.01(a)(ix) and the Net
Proceeds thereof are used to prepay Term Borrowings, to effect the New Castle
Acquisition or as specified in the proviso below and (e) the Ramos Sale and
Leaseback so long as the Capital Lease Obligations (if any) associated therewith are permitted by Section 6.01(a)(xi); provided that, with respect to either of clauses (d) or (e) of this Section 6.06, in the case of a prepayment of at least
$100,000,000 of the Tranche D Term Loans subsequent to the Amendment Date pursuant to Section 2.11, the Parent Borrower shall use 80% of the Net Proceeds from such transaction exceeding $25,000,000 to prepay Term Borrowings pursuant to Section 2.11(a), and if less than $100,000,000 of the Tranche D Term Loans has been prepaid subsequent to the Amendment Date pursuant to Section 2.11(a),
100% of the Net Proceeds from such transaction shall be used to prepay Term
Borrowings pursuant to Section 2.11(a)."

         SECTION 10. Amendment to Section 6.08(a). Section 6.08(a) is hereby amended by deleting subparagraph (vii) in its entirety and replacing it with the following text:

         "(vii) Holdings may (x) pay the Saturn Proceeds Distribution and (y)
repurchase, redeem, repay or otherwise retire the Convertible Debentures with
Available Funds, proceeds from Permitted Senior Notes (to the extent permitted by such defined term), Permitted Subordinated Notes or issuances or sales of capital stock of Holdings; and".

         SECTION 11. Amendment to Section 6.13. Section 6.13 is hereby amended by deleting the table thereof in its entirety and replacing it with the following table:

                         Period(1)                                    Ratio
                         ---------                                    -----
First Fiscal Quarter of 2002 to Fourth Fiscal Quarter of 2002      1.80 to 1.00
First Fiscal Quarter of 2003 to First Fiscal Quarter of 2004       2.00 to 1.00
Second Fiscal Quarter of 2004 to Second Fiscal Quarter of 2005     2.25 to 1.00
Third Fiscal Quarter of 2005                                       2.50 to 1.00
Fourth Fiscal Quarter of 2005                                      2.75 to 1.00

                                                                              14

                         Period(1)                                     Ratio
                         ---------                                     -----
First Fiscal Quarter of 2006 to Third Fiscal Quarter of 2006       3.25 to 1.00
Fourth Fiscal Quarter of 2006, and thereafter                      3.50 to 1.00

--------------------------------
   (1) The designated Interest Expense Coverage Ratio shall be effective as of the last day of the applicable Fiscal Quarter.

         SECTION 12. Amendment to Section 6.14. Section 6.14 is hereby amended by deleting the table thereof in its entirety and replacing it with the following table:

                         Period(1)                                     Ratio
                         ---------                                     -----
Second Fiscal Quarter of 2002                                      5.00 to 1.00
Third Fiscal Quarter of 2002                                       4.75 to 1.00
Fourth Fiscal Quarter of 2002                                      4.50 to 1.00
First Fiscal Quarter of 2003                                       4.25 to 1.00
Second Fiscal Quarter of 2003                                      4.00 to 1.00
Third Fiscal Quarter of 2003 to First Fiscal Quarter of 2004       5.25 to 1.00
Second Fiscal Quarter of 2004                                      5.00 to 1.00
Third Fiscal Quarter of 2004                                       4.75 to 1.00
Fourth Fiscal Quarter of 2004 to Second Fiscal Quarter of 2005     4.50 to 1.00
Third Fiscal Quarter of 2005                                       4.25 to 1.00
Fourth Fiscal Quarter of 2005                                      3.75 to 1.00
First Fiscal Quarter of 2006 to Third Fiscal Quarter of 2006       3.00 to 1.00
Fourth Fiscal Quarter of 2006, and thereafter                      2.75 to 1.00

--------------------------------
   (1) The designated Leverage Ratio shall be effective as of the last day of the applicable Fiscal Quarter.

         SECTION 13. Representations and Warranties. Each of Holdings and the
Borrowers party hereto represents and warrants to the Administrative Agent and the Lenders that:

         (a) this Amendment has been duly authorized, executed and delivered by it and constitutes its legal, valid and binding obligation enforceable against it in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, moratorium, reorganization or other similar laws affecting creditors' rights generally and except as enforceability may be limited by general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law);

                                                                              15

         (b) on the date hereof, the representations and warranties set forth in
Article III of the Credit Agreement are and will be true and correct with the same effect as if made on the date hereof, except to the extent such representations and warranties expressly relate to an earlier date; and

         (c) on the date hereof, after giving effect to this Amendment, no
Default or Event of Default shall have occurred and be continuing.

         SECTION 14. Amendment Fee. In consideration of the agreements of the
Required Lenders contained in this Amendment, the Borrowers agree to pay to the
Administrative Agent, for the account of each Lender that delivers an executed counterpart of this Amendment prior to 5:00 p.m., New York City time, on July
15, 2003, an amendment fee (the "Amendment Fee") in an amount equal to .25% of the aggregate amount of such Lender's outstanding Term Loans and Revolving
Commitments as of such date.

         SECTION 15. Conditions to Effectiveness. This Amendment shall become effective as of the date first above written (the "Amendment Date") when:

         (a) the Administrative Agent shall have received (i) counterparts of this Amendment that, when taken together, bear the signatures of each of
Holdings, the Borrowers listed on Schedule 1 hereto, the Required Lenders, the
Issuing Bank and the Swingline Lender and (ii) the Amendment Fee;

         (b) a certificate of an officer of Holdings and the Parent Borrower shall have been delivered to the Administrative Agent confirming that each of the representations and warranties contained in Section 10 hereof are true and correct; and

         (c) the Administrative Agent shall have received such documents and certificates as the Administrative Agent or its counsel may reasonably request relating to the organization, existence and good standing of each Loan Party and the authorization of this Amendment, all in form and substance satisfactory to the Administrative Agent and its counsel.

         SECTION 16. Credit Agreement. Except as specifically provided hereby, the Credit Agreement and the other Loan Documents shall continue in full force and effect in accordance with the provisions thereof as in existence on the date hereof. After the date hereof, any reference to any Loan Document shall mean such Loan Document as modified hereby. This Amendment shall be a Loan Document for all purposes.

         SECTION 17. Applicable Law. This amendment shall be governed by, and construed in accordance with, the laws of the State of New York.

         SECTION 18. Counterparts. This Amendment may be executed in two or more counterparts, each of which shall constitute an original but all of which when taken together shall constitute one contract. Delivery of an executed signature page of this Amendment by facsimile transmission shall be effective as delivery of a manually executed counterpart hereof.

                                                                              16

         SECTION 19. Headings. The Section headings used herein are for convenience of reference only, are not part of this Amendment and are not to affect the construction of, or to be taken into consideration in interpreting, this Amendment.

                                                                              17

                  IN WITNESS WHEREOF, the parties hereto have caused this
Amendment to be duly executed by their respective authorized officers as of the day and year first written above.

                                        METALDYNE CORPORATION,
                                             By
                                                  /s/ Jeffery M. Stafeil
                                                  -----------------------------
                                                  Name:  Jeffery M. Stafeil
                                                  Title: Executive VP & CFO

                                        METALDYNE COMPANY LLC,
                                             By
                                                  /s/ Jeffery M. Stafeil
                                                  -----------------------------
                                                  Name:  Jeffery M. Stafeil
                                                  Title: Executive VP & CFO

                                        THE SUBSIDIARIES LISTED ON
                                        SCHEDULE 1 HERETO,
                                             By
                                                  /s/ Jeffery M. Stafeil
                                                  -----------------------------
                                                  Name:  Jeffery M. Stafeil
                                                  Title: Executive VP & CFO

                                        JPMORGAN CHASE,
                                        individually and as Administrative Agent
                                        and Collateral Agent,

                                             By
                                                  /s/ Richard W. Duker
                                                  -----------------------------
                                                  Name:  Richard W. Duker
                                                  Title: Managing Director

                                                                              18

                                       CREDIT SUISSE FIRST BOSTON, individually
                                       and as Syndication Agent,

                                            By
                                                  /s/ Mark E. Gleason
                                                  -----------------------------
                                                  Name:  Mark E. Gleason
                                                  Title: Director

                                            By
                                                  /s/ Jennifer A. Pieza
                                                  -----------------------------
                                                  Name:  Jennifer A. Pieza
                                                  Title: Associate

                                       COMERICA BANK, individually and as
                                       Documentation Agent,

                                            By
                                                  /s/ Heather Hollidge
                                                  -----------------------------
                                                  Name:  Heather Hollidge
                                                  Title: Associate

                                       FIRST UNION NATIONAL BANK, individually
                                       and as Documentation Agent,

                                            By
                                                  -----------------------------
                                                  Name:
                                                  Title:

                                       NATIONAL CITY BANK, individually and as
                                       Documentation Agent,

                                            By

                                                  -----------------------------
                                                  Name:
                                                  Title:

                                                                              19

                                       BANK ONE, NA, individually and as
                                       Documentation Agent,

                                            By
                                                  /s/ James M. Sumoski
                                                  -----------------------------
                                                  Name:  James m. Sumoski
                                                  Title: Director

                                                                              20

                                       SIGNATURE PAGE TO AMENDMENT No. 1
                                       DATED AS OF JULY 15, 2003,

NAME OF INSTITUTION:                   ALLSTATE LIFE INSURANCE COMPANY

                                            By
                                                  /s/ Chris Goergen
                                                  -----------------------------
                                                  Name:  Chris Goergen
                                                  Title:

                                            By:
                                                  /s/ Jerry D. Zinkula
                                                  -----------------------------
                                                  Name: Jerry D. Zinkula

                                       SIGNATURE PAGE TO AMENDMENT No. 1
                                       DATED AS OF JULY 15, 2003,

NAME OF INSTITUTION:                   AIMCO CDO SERIES 2000-A

                                            By
                                                  /s/ Chris Goergen
                                                  -----------------------------
                                                  Name:  Chris Goergen
                                                  Title:

                                            By:
                                                  /s/ Jerry D. Zinkula
                                                  -----------------------------
                                                  Name: Jerry D. Zinkula

                                                                              21

                                       SIGNATURE PAGE TO AMENDMENT No. 1
                                       DATED AS OF JULY 15, 2003,

NAME OF INSTITUTION:                   AIMCO CLO SERIES 2001-A

                                            By
                                                  /s/ Chris Goergen
                                                  -----------------------------
                                                  Name: Chris Goergen
                                                  Title:

                                            By:
                                                  /s/ Jerry D. Zinkula
                                                  -----------------------------
                                                  Name: Jerry D. Zinkula

                                       SIGNATURE PAGE TO AMENDMENT No. 1
                                       DATED AS OF JULY 15, 2003,

NAME OF INSTITUTION:                   ANTARES CAPITAL CORPORATION

                                            By
                                                  /s/ David Mahon
                                                  -----------------------------
                                                  Name:  David Mahon
                                                  Title: Director

                                                                              22

                                       SIGNATURE PAGE TO AMENDMENT No. 1
                                       DATED AS OF JULY 15, 2003,

NAME OF INSTITUTION:                   MARINER CDO 2002, LTD.

                                            By
                                                  /s/ David Mahon
                                                  -----------------------------
                                                  Name:  David Mahon
                                                  Title: Director

                                       SIGNATURE PAGE TO AMENDMENT No. 1
                                       DATED AS OF JULY 15, 2003,

NAME OF INSTITUTION:                   AURUM CLO 2002-1 LTD.

                                       By:  Columbia Management Advisors, Inc.
                                       (f/k/a Stein Roe & Farnham Incorporated),
                                       As Investment Manager

                                            By
                                                  /s/ Kathleen A. Zarn
                                                  -----------------------------
                                                  Name:  Kathleen A. Zarn
                                                  Title: Senior Vice President

                                       SIGNATURE PAGE TO AMENDMENT No. 1
                                       DATED AS OF JULY 15, 2003,

NAME OF INSTITUTION:                   RIVIERA FUNDING LLC

                                            By
                                                 /s/ Ann E. Morris
                                                 -------------------------------
                                                 Name:  Ann E. Morris
                                                 Title: Assistant Vice President

                                                                              23

                                       SIGNATURE PAGE TO AMENDMENT No. 1
                                       DATED AS OF JULY 15, 2003,

NAME OF INSTITUTION:                   STANWICH LOAN FUNDING LLC

                                            By
                                                 /s/ Ann E. Morris
                                                 -------------------------------
                                                 Name:  Ann E. Morris
                                                 Title: Assistant Vice President

                                       SIGNATURE PAGE TO AMENDMENT No. 1
                                       DATED AS OF JULY 15, 2003,

NAME OF INSTITUTION:                   GLENEAGLES TRADING LLC

                                            By:
                                                 /s/ Ann E. Morris
                                                 -------------------------------
                                                 Name:  Ann E. Morris
                                                 Title: Assistant Vice President

                                       SIGNATURE PAGE TO AMENDMENT No. 1
                                       DATED AS OF JULY 15, 2003,

NAME OF INSTITUTION:                   THE BANK OF NOVA SCOTIA

                                            By:
                                                  /s/ V. Gibson
                                                  -----------------------------
                                                  Name:  V. Gibson
                                                  Title: Assistant Agent

                                                                              24

                                       SIGNATURE PAGE TO AMENDMENT No. 1
                                       DATED AS OF JULY 15, 2003,

NAME OF INSTITUTION:                   BLUE SQUARE FUNDING LIMITED
                                       SERIES 3

                                            By:
                                                  /s/ Alice L. Wagner
                                                  -----------------------------
                                                  Name:  Alice L. Wagner
                                                  Title: Vice President

                                       SIGNATURE PAGE TO AMENDMENT No. 1
                                       DATED AS OF JULY 15, 2003,

NAME OF INSTITUTION:                   BLUE SQUARE FUNDING SERIES 3
                                       DEUTSCHE BANK TRUST CO. AMERICAS
                                       FKA BANKERS TRUST CO.

                                            By:
                                                  /s/ Stephen Hessler
                                                  -----------------------------
                                                  Name:  Stephen Hessler
                                                  Title: Vice President

                                                                              25

                                       SIGNATURE PAGE TO AMENDMENT No. 1
                                       DATED AS OF JULY 15, 2003,

NAME OF INSTITUTION:                   BNP PARIBAS

                                            By
                                                  /s/ Catherine Scaillier
                                                  -----------------------------
                                                  Name:  Catherine Scaillier
                                                  Title: Director
                                            By:
                                                  /s/ Cecile Scherer
                                                  -----------------------------
                                                  Name:  Cecile Scherer
                                                  Title: Director
                                                         Merchant Banking Group

                                       SIGNATURE PAGE TO AMENDMENT No. 1
                                       DATED AS OF JULY 15, 2003,

NAME OF INSTITUTION:                   SENIOR DEBT PORTFOLIO

                                       By:  Boston Management and Research
                                            as Investment Advisor

                                            By
                                                  /s/ Michael Botthof
                                                  -----------------------------
                                                  Name:  Michael Botthof
                                                  Title: Vice President

                                                                              26

                                        SIGNATURE PAGE TO AMENDMENT No. 1
                                        DATED AS OF JULY 15, 2003,

NAME OF INSTITUTION:                    EATON VANCE SENIOR INCOME TRUST

                                        By: Eaton Vance Management
                                            as Investment Advisor

                                            By
                                                  /s/ Michael Botthof
                                                  -----------------------------
                                                  Name:  Michael Botthof
                                                  Title: Vice President

                                        SIGNATURE PAGE TO AMENDMENT No. 1
                                        DATED AS OF JULY 15, 2003,

NAME OF INSTITUTION:                    EATON VANCE INSTITUTIONAL SENIOR LOAN
                                        FUND

                                        By: Eaton Vance Management
                                            as Investment Advisor

                                            By
                                                  /s/ Michael Botthof
                                                  -----------------------------
                                                  Name:  Michael Botthof
                                                  Title: Vice President

                                                                              27

                                       SIGNATURE PAGE TO AMENDMENT No. 1
                                       DATED AS OF JULY 15, 2003,

NAME OF INSTITUTION:                   OXFORD STRATEGIC INCOME FUND

                                       By: Eaton Vance Management
                                           as Investment Advisor

                                           By
                                                  /s/ Michael Botthof
                                                  -----------------------------
                                                  Name:  Michael Botthof
                                                  Title: Vice President

                                       SIGNATURE PAGE TO AMENDMENT No. 1
                                       DATED AS OF JULY 15, 2003,

NAME OF INSTITUTION:                   EATON VANCE CDO II, LTD.

                                       By: Eaton Vance Management
                                           as Investment Advisor

                                           By
                                                  /s/ Michael Botthof
                                                  -----------------------------
                                                  Name:  Michael Botthof
                                                  Title: Vice President

                                       SIGNATURE PAGE TO AMENDMENT No. 1
                                       DATED AS OF JULY 15, 2003,

NAME OF INSTITUTION:                   EATON VANCE CDO III, LTD.

                                       By: Eaton Vance Management
                                           as Investment Advisor

                                           By
                                                  /s/ Michael Botthof
                                                  -----------------------------
                                                  Name:  Michael Botthof
                                                  Title: Vice President

                                                                              28

                                       SIGNATURE PAGE TO AMENDMENT No. 1
                                       DATED AS OF JULY 15, 2003,

NAME OF INSTITUTION:                   EATON VANCE CDO IV, LTD.

                                       By: Eaton Vance Management
                                           as Investment Advisor

                                           By
                                                  /s/ Michael Botthof
                                                  -----------------------------
                                                  Name:  Michael Botthof
                                                  Title: Vice President

                                       SIGNATURE PAGE TO AMENDMENT No. 1
                                       DATED AS OF JULY 15, 2003,

NAME OF INSTITUTION:                   COSTANTINUS EATON VANCE CDO V, LTD.

                                       By: Eaton Vance Management
                                           as Investment Advisor

                                           By
                                                  /s/ Michael Botthof
                                                  -----------------------------
                                                  Name:  Michael Botthof
                                                  Title: Vice President

                                                                              29

                                        SIGNATURE PAGE TO AMENDMENT No. 1
                                        DATED AS OF JULY 15, 2003,

NAME OF INSTITUTION:                    GRAYSON & CO.

                                        By:  Boston Management and Research
                                             as Investment Advisor

                                             By
                                                  /s/ Michael Botthof
                                                  -----------------------------
                                                  Name:  Michael Botthof
                                                  Title: Vice President

                                       SIGNATURE PAGE TO AMENDMENT No. 1
                                       DATED AS OF JULY 15, 2003,

NAME OF INSTITUTION:                   BIG SKY SENIOR LOAN FUND, LTD.

                                       By: Eaton Vance Management
                                           as Investment Advisor

                                            By
                                                  /s/ Michael Botthof
                                                  -----------------------------
                                                  Name:  Michael Botthof
                                                  Title: Vice President

                                       SIGNATURE PAGE TO AMENDMENT No. 1
                                       DATED AS OF JULY 15, 2003,

NAME OF INSTITUTION:                   CARLYLE HIGH YIELD PARTNERS IV, LTD.

                                            By
                                                  /s/ Mark Alter
                                                  -----------------------------
                                                  Name:  Mark Alter
                                                  Title: Managing Director

                                                                              30

                                       SIGNATURE PAGE TO AMENDMENT No. 1
                                       DATED AS OF JULY 15, 2003,

NAME OF INSTITUTION:                   CARLYLE HIGH YIELD PARTNERS, L.P.

                                            By
                                                 /s/ Mark Alter
                                                 -----------------------------
                                                 Name: Mark Alter
                                                 Title:   Managing Director

                                       SIGNATURE PAGE TO AMENDMENT No. 1
                                       DATED AS OF JULY 15, 2003,

NAME OF INSTITUTION:                   CARLYLE LOAN OPPORTUNITY FUND

                                           By
                                                 /s/ Mark Alter
                                                 -----------------------------
                                                 Name: Mark Alter
                                                 Title:   Managing Director

                                       SIGNATURE PAGE TO AMENDMENT No. 1
                                       DATED AS OF JULY 15, 2003,

NAME OF INSTITUTION:                   COLUMBUS LOAN FUNDING LTD.

                                       By: Travelers Asset Management
                                           International Company LLC

                                           By
                                                 /s/ Allen Cantrell
                                                 -----------------------------
                                                 Name: Allen Cantrell
                                                 Title:   Investment Officer

                                                                              31

                                       SIGNATURE PAGE TO AMENDMENT No. 1
                                       DATED AS OF JULY 15, 2003,

NAME OF INSTITUTION:                   DEUTSCHE BANK AG, NEW YORK BRANCH

                                       By: DB Services New Jersey Inc.

                                           By
                                                 /s/ Alice L. Wagner
                                                 -----------------------------
                                                 Name:  Alice L. Wagner
                                                 Title: Vice President

                                           By
                                                 /s/ Edward Schaffer
                                                 -----------------------------
                                                 Name:  Edward Schaffer
                                                 Title: Vice President

                                       SIGNATURE PAGE TO AMENDMENT No. 1
                                       DATED AS OF JULY 15, 2003,

NAME OF INSTITUTION:                   DEUTSCHE BANK RG, NEW YORK BRANCH

                                            By
                                                 /s/ Marco Orlando
                                                 -----------------------------
                                                 Name:  Marco Orlando
                                                 Title: Director

                                                                              32

                                     SIGNATURE PAGE TO AMENDMENT No. 1
                                     DATED AS OF JULY 15, 2003,

NAME OF INSTITUTION:                 DRESDNER BANK AG, NEW YORK AND
                                     CAYMAN BRANCHES

                                          By
                                               /s/ Laura J.K. Schumacher
                                               -----------------------------
                                               Name:  Laura J.K. Schumacher
                                               Title: Vice President

                                          By
                                               /s/ Erika P. Walters-Engemann
                                               -----------------------------
                                               Name:  Erika P. Walters-Engemann
                                               Title: Director

                                     SIGNATURE PAGE TO AMENDMENT No. 1
                                     DATED AS OF JULY 15, 2003,

NAME OF INSTITUTION:                 DRYDEN III LEVERAGED LOAN CDO 2002

                                     By:  Prudential Investment Management Inc.,
                                          as Collateral Manager, As a Lender

                                          By
                                               /s/ Janet G. Crowe
                                               -----------------------------
                                               Name:  Janet G. Crowe
                                               Title: Vice President

                                                                              33

                                     SIGNATURE PAGE TO AMENDMENT No. 1
                                     DATED AS OF JULY 15, 2003,

NAME OF INSTITUTION:                 DRYDEN IV LEVERAGED LOAN CDO 2003

                                     By:  Prudential Investment Management Inc.,
                                          as Attorney-in-fact

                                          By:
                                               /s/ Janet G. Crowe
                                               -----------------------------
                                               Name:  Janet G. Crowe
                                               Title: Vice President

                                     SIGNATURE PAGE TO AMENDMENT No. 1
                                     DATED AS OF JULY 15, 2003,

NAME OF INSTITUTION:                 DRYDEN LEVERAGED LOAN CDO 2002-II

                                     By:  Prudential Investment Management Inc.,
                                          as Collateral Manager, As a Lender

                                          By:
                                               /s/ Janet G. Crowe
                                               -----------------------------
                                               Name:  Janet G. Crowe
                                               Title: Vice President

                                     SIGNATURE PAGE TO AMENDMENT No. 1
                                     DATED AS OF JULY 15, 2003,

NAME OF INSTITUTION:                 ATRIUM CDO

                                          By:
                                               /s/ David H. Lerner
                                               -----------------------------
                                               Name:  David H. Lerner
                                               Title: Authorized Signatory

                                                                              34

                                     SIGNATURE PAGE TO AMENDMENT No. 1
                                     DATED AS OF JULY 15, 2003,

NAME OF INSTITUTION:                 CSAM FUNDING I

                                          By:
                                                 /s/ David H. Lerner
                                                 -----------------------------
                                                 Name:  David H. Lerner
                                                 Title: Authorized Signatory

                                     SIGNATURE PAGE TO AMENDMENT No. 1
                                     DATED AS OF JULY 15, 2003,

NAME OF INSTITUTION:                 CSAM FUNDING II

                                          By:
                                               /s/ David H. Lerner
                                               -----------------------------
                                               Name:  David H. Lerner
                                               Title: Authorized Signatory

                                     SIGNATURE PAGE TO AMENDMENT No. 1
                                     DATED AS OF JULY 15, 2003,

NAME OF INSTITUTION:                 FIRST DOMINION FUNDING I

                                          By:
                                               /s/ David H. Lerner
                                               -----------------------------
                                               Name:  David H. Lerner
                                               Title: Authorized Signatory

                                                                              35

                                   SIGNATURE PAGE TO AMENDMENT No. 1
                                   DATED AS OF JULY 15, 2003,

NAME OF INSTITUTION:               FIRST DOMINION FUNDING II

                                       By:
                                            /s/ David H. Lerner
                                            -----------------------------
                                            Name:  David H. Lerner
                                            Title: Authorized Signatory

                                   SIGNATURE PAGE TO AMENDMENT No. 1
                                   DATED AS OF JULY 15, 2003,

NAME OF INSTITUTION:               FIRST DOMINION FUNDING III

                                       By:
                                            /s/ David H. Lerner
                                            -----------------------------
                                            Name:  David H. Lerner
                                            Title: Authorized Signatory

                                   SIGNATURE PAGE TO AMENDMENT No. 1
                                   DATED AS OF JULY 15, 2003,

NAME OF INSTITUTION:               ELF FUNDING TRUST III

                                   By:  New York Life Investment Management, LLC
                                        as Attorney-in-fact

                                        By:
                                             /s/ F. David Melka
                                             -----------------------------
                                             Name:  F. David Melka
                                             Title: Vice President

                                                                              36

                                   SIGNATURE PAGE TO AMENDMENT No. 1
                                   DATED AS OF JULY 15, 2003,

NAME OF INSTITUTION:               FLAGSHIP CLO 2001-1

                                         By
                                             /s/ Mark S. Pelletier
                                             -----------------------------
                                             Name:  Mark S. Pelletier
                                             Title: Director

                                   SIGNATURE PAGE TO AMENDMENT No. 1
                                   DATED AS OF JULY 15, 2003,

NAME OF INSTITUTION:               FLAGSHIP CLO II

                                         By
                                             /s/ Mark S. Pelletier
                                             -----------------------------
                                             Name:  Mark S. Pelletier
                                             Title: Director

                                   SIGNATURE PAGE TO AMENDMENT No. 1
                                   DATED AS OF JULY 15, 2003,

NAME OF INSTITUTION:               FLEET BOSTON FINANCIAL

                                         By
                                             /s/ Christopher Leath
                                             -----------------------------
                                             Name:  Christopher Leath
                                             Title: Vice President

                                                                              37

                                       SIGNATURE PAGE TO AMENDMENT No. 1
                                       DATED AS OF JULY 15, 2003,

NAME OF INSTITUTION:                   FRANKLIN FLOATING RATE TRUST

                                             By
                                                 /s/ Richard D'Addario
                                                 -----------------------------
                                                 Name:  Richard D'Addario
                                                 Title: Senior Vice President

                                      SIGNATURE PAGE TO AMENDMENT No. 1
                                      DATED AS OF JULY 15, 2003,

NAME OF INSTITUTION:                  FRANKLIN FLOATING RATE MASTER SERIES

                                             By
                                                 /s/ Richard D'Addario
                                                 -----------------------------
                                                 Name:  Richard D'Addario
                                                 Title: Senior Vice President

                                       SIGNATURE PAGE TO AMENDMENT No. 1
                                       DATED AS OF JULY 15, 2003,

NAME OF INSTITUTION:                   FRANKLIN CLO I, LIMITED

                                             By
                                                 /s/ Richard D'Addario
                                                 -----------------------------
                                                 Name:  Richard D'Addario
                                                 Title: Senior Vice President

                                                                              38

                                       SIGNATURE PAGE TO AMENDMENT No. 1
                                       DATED AS OF JULY 15, 2003,

NAME OF INSTITUTION:                   FRANKLIN CLO II, LIMITED

                                             By
                                                 /s/ Richard D'Addario
                                                 -----------------------------
                                                 Name:  Richard D'Addario
                                                 Title: Senior Vice President

                                       SIGNATURE PAGE TO AMENDMENT No. 1
                                       DATED AS OF JULY 15, 2003,

NAME OF INSTITUTION:                   FRANKLIN CLO III, LIMITED

                                             By
                                                 /s/ Richard D'Addario
                                                 -----------------------------
                                                 Name:  Richard D'Addario
                                                 Title: Senior Vice President

                                       SIGNATURE PAGE TO AMENDMENT No. 1
                                       DATED AS OF JULY 15, 2003,

NAME OF INSTITUTION:                   GALLATIN FUNDING I LTD.

                                       By:  Bear Stearns Asset Management Inc.
                                            as its Collateral Manager

                                            By:
                                                 /s/ Niall D. Rosenzweig
                                                 -----------------------------
                                                 Name:  Niall D. Rosenzweig
                                                 Title: Associate Director

                                                                              39

                                     SIGNATURE PAGE TO AMENDMENT No. 1
                                     DATED AS OF JULY 15, 2003,

NAME OF INSTITUTION:                 GENERAL ELECTRIC CAPITAL CORPORATION

                                           By
                                               /s/ Joseph Badini
                                               -----------------------------
                                               Name:  Joseph Badini
                                               Title: Duly Authorized Signatory

                                     SIGNATURE PAGE TO AMENDMENT No. 1
                                     DATED AS OF JULY 15, 2003,

NAME OF INSTITUTION:                 GOLDMAN SACHS CREDIT PARTNERS, L.P.

                                          By
                                               /s/ John Makrinos
                                               -----------------------------
                                               Name:  John Makrinos
                                               Title: Authorized Signatory

                                     SIGNATURE PAGE TO AMENDMENT No. 1
                                     DATED AS OF JULY 15, 2003,

NAME OF INSTITUTION:                 ELF FUNDING TRUST I

                                     By:  Highland Capital Management, L.P.
                                          as Capital Manager

                                          By:
                                               /s/ Mark Okada
                                               -----------------------------
                                               Name:  Mark Okada
                                               Title: Chief Investment Officer

                                                                              40

                                       SIGNATURE PAGE TO AMENDMENT No. 1
                                       DATED AS OF JULY 15, 2003,

NAME OF INSTITUTION:                   HIGHLAND LEGACY LIMITED (IV)

                                       By:  Highland Capital Management, L.P.
                                            as Collateral Manager

                                            By:
                                                 /s/ Mark Okada
                                                 -----------------------------
                                                 Name:  Mark Okada
                                                 Title: Chief Investment Officer

                                       SIGNATURE PAGE TO AMENDMENT No. 1
                                       DATED AS OF JULY 15, 2003,

NAME OF INSTITUTION:                   RESTORATION FUNDING CLO, LTD.

                                       By:  Highland Capital Management, L.P.
                                            as Collateral Manager

                                            By:
                                                 /s/ Mark Okada
                                                 -----------------------------
                                                 Name:  Mark Okada
                                                 Title: Chief Investment Officer

                                       SIGNATURE PAGE TO AMENDMENT No. 1
                                       DATED AS OF JULY 15, 2003,

NAME OF INSTITUTION:                   RMF LOANS 1 LIMITED

                                       By:  Highland Capital Management, L.P.
                                            as Attorney-in-fact-Fact

                                            By:
                                                 /s/ Mark Okada
                                                 -----------------------------
                                                 Name:  Mark Okada
                                                 Title: Chief Investment Officer

                                                                              41

                                       SIGNATURE PAGE TO AMENDMENT No. 1
                                       DATED AS OF JULY 15, 2003,

NAME OF INSTITUTION:                   HIGHLAND LOAN FUNDING V LTD.

                                       By:  Highland Capital Management, L.P.
                                            as Collateral Manager

                                            By:
                                                 /s/ Mark Okada
                                                 -----------------------------
                                                 Name:  Mark Okada
                                                 Title: Chief Investment Officer

                                       SIGNATURE PAGE TO AMENDMENT No. 1
                                       DATED AS OF JULY 15, 2003,

NAME OF INSTITUTION:                   PROMETHEUS INVESTMENT FUNDING NO. 1 LTD.

                                       By: HVB Credit Advisors LLC

                                           By:
                                                 /s/ Irv Roa
                                                 -----------------------------
                                                 Name:  Irv Roa
                                                 Title: Director

                                           By:
                                                 /s/ Elizabeth Tallmadge
                                                 -----------------------------
                                                 Name:  Elizabeth Tallmadge
                                                 Title: Managing Director
                                                        Chief Investment Officer

                                                                              42

                                       SIGNATURE PAGE TO AMENDMENT No. 1
                                       DATED AS OF JULY 15, 2003,

NAME OF INSTITUTION:                   PROMETHEUS INVESTMENT FUNDING NO. 2 LTD.

                                       By: HVB Credit Advisors LLC

                                            By:
                                                 /s/ Irv Roa
                                                 -----------------------------
                                                 Name:  Irv Roa
                                                 Title: Director

                                            By:
                                                 /s/ Elizabeth Tallmadge
                                                 -----------------------------
                                                 Name:  Elizabeth Tallmadge
                                                 Title: Managing Director
                                                        Chief Investment Officer

                                       SIGNATURE PAGE TO AMENDMENT No. 1
                                       DATED AS OF JULY 15, 2003,

NAME OF INSTITUTION:                   IKB CAPITAL CORPORATION

                                             By
                                                 /s/ David Snyder
                                                 -----------------------------
                                                 Name:  David Snyder
                                                 Title: President

                                                                              43

                                       SIGNATURE PAGE TO AMENDMENT No. 1
                                       DATED AS OF JULY 15, 2003,

NAME OF INSTITUTION:                   INDOSUEZ CAPITAL FUNDING IIA, LIMITED

                                       By:  Indosuez Capital
                                            as Portfolio Advisor

                                            By:
                                                 /s/ Charles Kobayashi
                                                 -----------------------------
                                                 Name:  Charles Kobayashi
                                                 Title: Principal and Portfolio
                                                        Manager

                                       SIGNATURE PAGE TO AMENDMENT No. 1
                                       DATED AS OF JULY 15, 2003,

NAME OF INSTITUTION:                   INDOSUEZ CAPITAL FUNDING VI, LIMITED

                                       By:  Indosuez Capital
                                            as Collateral Manager

                                            By:
                                                 /s/ Charles Kobayashi
                                                 -----------------------------
                                                 Name:  Charles Kobayashi
                                                 Title: Principal and Portfolio
                                                        Manager

                                                                              44

                                    SIGNATURE PAGE TO AMENDMENT No. 1
                                    DATED AS OF JULY 15, 2003,

NAME OF INSTITUTION:                ING PRIME RATE TRUST

                                    By: ING Investments, LLC
                                        as its Investment Manager

                                        By:
                                              /s/ Mark F. Haak, CFA
                                              -----------------------------
                                              Name:  Mark F. Haak, CFA
                                              Title: Vice President

                                    SIGNATURE PAGE TO AMENDMENT No. 1
                                    DATED AS OF JULY 15, 2003,

NAME OF INSTITUTION:                AERIES FINANCE--II LTD.

                                    By:  INVESCO Senior Secured Management, Inc.
                                         as Sub-Managing Agent

                                         By:
                                               /s/ Joseph Rotondo
                                               -----------------------------
                                               Name:  Joseph Rotondo
                                               Title: Authorized Signatory

                                                                              45

                                    SIGNATURE PAGE TO AMENDMENT No. 1
                                    DATED AS OF JULY 15, 2003,

NAME OF INSTITUTION:                AMARA-I FINANCE, LTD.

                                    By:  INVESCO Senior Secured Management, Inc.
                                         as Financial Manager

                                         By:
                                               /s/ Joseph Rotondo
                                               -----------------------------
                                               Name:  Joseph Rotondo
                                               Title: Authorized Signatory

                                    SIGNATURE PAGE TO AMENDMENT No. 1
                                    DATED AS OF JULY 15, 2003,

NAME OF INSTITUTION:                AMARA 2 FINANCE, LTD.

                                    By:  INVESCO Senior Secured Management, Inc.
                                         as Financial Manager

                                         By:
                                               /s/ Joseph Rotondo
                                               -----------------------------
                                               Name:  Joseph Rotondo
                                               Title: Authorized Signatory

                                                                              46

                                    SIGNATURE PAGE TO AMENDMENT No. 1
                                    DATED AS OF JULY 15, 2003,

NAME OF INSTITUTION:                AVALON CAPITAL LTD.

                                    By:  INVESCO Senior Secured Management, Inc.
                                         as Portfolio Advisor

                                         By:
                                              /s/ Joseph Rotondo
                                              -----------------------------
                                              Name:  Joseph Rotondo
                                              Title: Authorized Signatory

                                                                              47

                                    SIGNATURE PAGE TO AMENDMENT No. 1
                                    DATED AS OF JULY 15, 2003,

NAME OF INSTITUTION:                AVALON CAPITAL LTD. 2

                                    By:  INVESCO Senior Secured Management, Inc.
                                         as Portfolio Advisor

                                         By:
                                              /s/ Joseph Rotondo
                                              -----------------------------
                                              Name:  Joseph Rotondo
                                              Title: Authorized Signatory

                                    SIGNATURE PAGE TO AMENDMENT No. 1
                                    DATED AS OF JULY 15, 2003,

NAME OF INSTITUTION:                CERES II FINANCE LTD.

                                    By:  INVESCO Senior Secured Management, Inc.
                                         as Sub-Managing Agent (Financial)

                                         By:
                                              /s/ Joseph Rotondo
                                              -----------------------------
                                              Name:  Joseph Rotondo
                                              Title: Authorized Signatory

                                                                              48

                                    SIGNATURE PAGE TO AMENDMENT No. 1
                                    DATED AS OF JULY 15, 2003,

NAME OF INSTITUTION:                OASIS COLLATERALIZED HIGH INCOME
                                    PORTFOLIO-1 LTD.

                                    By:  INVESCO Senior Secured Management, Inc.
                                         as Subadvisor

                                         By:
                                               /s/ Joseph Rotondo
                                               -----------------------------
                                               Name:  Joseph Rotondo
                                               Title: Authorized Signatory

                                    SIGNATURE PAGE TO AMENDMENT No. 1
                                    DATED AS OF JULY 15, 2003,

NAME OF INSTITUTION:                CHARTER VIEW PORTFOLIO

                                    By:  INVESCO Senior Secured Management, Inc.
                                         as Investment Advisor

                                         By:
                                               /s/ Joseph Rotondo
                                               -----------------------------
                                               Name:  Joseph Rotondo
                                               Title: Authorized Signatory

                                                                              49

                                    SIGNATURE PAGE TO AMENDMENT No. 1
                                    DATED AS OF JULY 15, 2003,

NAME OF INSTITUTION:                DIVERSIFIED CREDIT PORTFOLIO LTD.

                                    By:  INVESCO Senior Secured Management, Inc.
                                         as Investment Advisor

                                         By:
                                               /s/ Joseph Rotondo
                                               -----------------------------
                                               Name:  Joseph Rotondo
                                               Title: Authorized Signatory

                                    SIGNATURE PAGE TO AMENDMENT No. 1
                                    DATED AS OF JULY 15, 2003,

NAME OF INSTITUTION:                AIM FLOATING RATE FUND

                                    By:  INVESCO Senior Secured Management, Inc.
                                         as Attorney-in-fact

                                         By:
                                               /s/ Joseph Rotondo
                                               -----------------------------
                                               Name:  Joseph Rotondo
                                               Title: Authorized Signatory

                                                                              50

                                    SIGNATURE PAGE TO AMENDMENT No. 1
                                    DATED AS OF JULY 15, 2003,

NAME OF INSTITUTION:                INVESCO CBO 2000-1 LTD.

                                    By:  INVESCO Senior Secured Management, Inc.
                                         as Portfolio Advisor

                                         By:
                                               /s/ Joseph Rotondo
                                               -----------------------------
                                               Name:  Joseph Rotondo
                                               Title: Authorized Signatory

                                    SIGNATURE PAGE TO AMENDMENT No. 1
                                    DATED AS OF JULY 15, 2003,

NAME OF INSTITUTION:                INVESCO EUROPEAN CDO I S.A.

                                    By:  INVESCO Senior Secured Management, Inc.
                                         as Collateral Manager

                                         By:
                                               /s/ Joseph Rotondo
                                               -----------------------------
                                               Name:  Joseph Rotondo
                                               Title: Authorized Signatory

                                                                              51

                                   SIGNATURE PAGE TO AMENDMENT No. 1
                                   DATED AS OF JULY 15, 2003,

NAME OF INSTITUTION:               SARATOGA CLO I, LIMITED

                                   By:  INVESCO Senior Secured Management, Inc.
                                        as Asset Manager

                                        By:
                                              /s/ Joseph Rotondo
                                              -----------------------------
                                              Name:  Joseph Rotondo
                                              Title: Authorized Signatory

                                   SIGNATURE PAGE TO AMENDMENT No. 1
                                   DATED AS OF JULY 15, 2003,

NAME OF INSTITUTION:               SEQUILS-LIBERTY, LTD.

                                   By:  INVESCO Senior Secured Management, Inc.
                                        as Collateral Manager

                                        By:
                                               /s/ Joseph Rotondo
                                               -----------------------------
                                               Name:  Joseph Rotondo
                                               Title: Authorized Signatory

                                                                              52

                                    SIGNATURE PAGE TO AMENDMENT No. 1
                                    DATED AS OF JULY 15, 2003,

NAME OF INSTITUTION:                JPMORGAN CHASE BANK as Trustee of the
                                    Antares Funding Trust Created under Trust
                                    Agreement dated as of November 30, 1999

                                          By:
                                               /s/ Leslie Hundley
                                               -----------------------------
                                               Name:  Leslie Hundley
                                               Title: Officer

                                    SIGNATURE PAGE TO AMENDMENT No. 1
                                    DATED AS OF JULY 15, 2003,

NAME OF INSTITUTION:                KATONAH I, LTD.

                                          By:
                                               /s/ Ralph Della Rocca
                                               -----------------------------
                                               Name:  Ralph Della Rocca
                                               Title: Authorized Officer

                                    SIGNATURE PAGE TO AMENDMENT No. 1
                                    DATED AS OF JULY 15, 2003,

NAME OF INSTITUTION:                KATONAH II, LTD.

                                           By:
                                                /s/ Ralph Della Rocca
                                                -----------------------------
                                                Name:  Ralph Della Rocca
                                                Title: Authorized Officer

                                                                              53

                                       SIGNATURE PAGE TO AMENDMENT No. 1
                                       DATED AS OF JULY 15, 2003,

NAME OF INSTITUTION:                   KATONAH III, LTD.

                                             By:
                                                 /s/ Ralph Della Rocca
                                                 -----------------------------
                                                 Name:  Ralph Della Rocca
                                                 Title: Authorized Officer

                                       SIGNATURE PAGE TO AMENDMENT No. 1
                                       DATED AS OF JULY 15, 2003,

NAME OF INSTITUTION:                   KZH CNC LLC

                                            By:
                                                 /s/ Hi Hua
                                                 -----------------------------
                                                 Name:  Hi Hua
                                                 Title: Authorized Agent

                                       SIGNATURE PAGE TO AMENDMENT No. 1
                                       DATED AS OF JULY 15, 2003,

NAME OF INSTITUTION:                   LCMI LIMITED PARTNERSHIP, As Lender

                                       By:  Lyon Capital Management LLC,
                                            As Collateral manager

                                            By:
                                                 /s/ Alexander Kenna
                                                 -----------------------------
                                                 Name:  Alexander Kenna
                                                 Title: Portfolio Manager

                                                                              54

                                       SIGNATURE PAGE TO AMENDMENT No. 1
                                       DATED AS OF JULY 15, 2003,

NAME OF INSTITUTION:                   LIBERTYVIEW CREDIT OPPORTUNITIES FUND, LP

                                             By:
                                                 /s/ Steven S. Rogers
                                                 -----------------------------
                                                 Name:  Steven S. Rogers
                                                 Title: Authorized Signatory

                                       SIGNATURE PAGE TO AMENDMENT No. 1
                                       DATED AS OF JULY 15, 2003,

NAME OF INSTITUTION:                   METROPOLITAN LIFE INSURANCE COMPANY

                                             By:
                                                 /s/ James R. Dingler
                                                 -----------------------------
                                                 Name:  James R. Dingler
                                                 Title: Director

                                       SIGNATURE PAGE TO AMENDMENT No. 1
                                       DATED AS OF JULY 15, 2003,

NAME OF INSTITUTION:                   MADISON AVENUE CDO IV, LIMITED

                                       By:  Metropolitan Life Insurance Company
                                            as Collateral Manager

                                            By:
                                                 /s/ James R. Dingler
                                                 -----------------------------
                                                 Name:  James R. Dingler
                                                 Title: Director

                                                                              55

                                       SIGNATURE PAGE TO AMENDMENT No. 1
                                       DATED AS OF JULY 15, 2003,

NAME OF INSTITUTION:                   MOUNTAIN CAPITAL CLO 1 LTD.

                                             By:
                                                  /s/ Chris Siddons
                                                  -----------------------------
                                                  Name:  Chris Siddons
                                                  Title: Director

                                       SIGNATURE PAGE TO AMENDMENT No. 1
                                       DATED AS OF JULY 15, 2003,

NAME OF INSTITUTION:                   MOUNTAIN CAPITAL CLO 11 LTD.

                                             By:
                                                 /s/ Chris Siddons
                                                 -----------------------------
                                                 Name:  Chris Siddons
                                                 Title: Director

                                       SIGNATURE PAGE TO AMENDMENT No. 1
                                       DATED AS OF JULY 15, 2003,

NAME OF INSTITUTION:                   NATEXIS BANQUES POPULAIRES

                                             By:
                                                 /s/ William J. Burke
                                                 -----------------------------
                                                 Name:  William J. Burke
                                                 Title: Vice President

                                             By:
                                                 /s/ Kristen Brainard
                                                 -----------------------------
                                                 Name:  Kristen Brainard
                                                 Title: Associate

                                                                              56

                                       SIGNATURE PAGE TO AMENDMENT No. 1
                                       DATED AS OF JULY 15, 2003,

NAME OF INSTITUTION:                   NOMURA BOND & LOAN

                                       By: UFJ Trust Bank Limited
                                           as Trustee

                                       By: Nomura Corporate Research and Asset
                                           Management Inc.
                                           as Attorney-in-Fact

                                           By
                                                 /s/ Elizabeth Mace
                                                 -----------------------------
                                                 Name:  Elizabeth Mace
                                                 Title:

                                       SIGNATURE PAGE TO AMENDMENT No. 1
                                       DATED AS OF JULY 15, 2003,

NAME OF INSTITUTION:                   CLYDESDALE CLO 2001-1, LTD

                                       By:  Nomura Corporate Research and Asset
                                            Management Inc.
                                            as Collateral Manager

                                            By:
                                                 /s/ Elizabeth Mace
                                                 -----------------------------
                                                 Name:  Elizabeth Mace
                                                 Title:

                                                                              57

                                       SIGNATURE PAGE TO AMENDMENT No. 1
                                       DATED AS OF JULY 15, 2003,

NAME OF INSTITUTION:                   NATIONAL CITY

                                             By:
                                                 /s/ Martin J. McCormick
                                                 -----------------------------
                                                 Name:  Martin J. McCormick
                                                 Title: Vice President

                                       SIGNATURE PAGE TO AMENDMENT No. 1
                                       DATED AS OF JULY 15, 2003,

NAME OF INSTITUTION:                   OCTAGON INVESTMENT PARTNERS II, LLC

                                       By:  Octagon Credit Investors, LLC
                                            as sub-investment manager

                                            By:
                                                 /s/ Andrew D. Gordon
                                                 -----------------------------
                                                 Name:  Andrew D. Gordon
                                                 Title: Portfolio Manager

                                       SIGNATURE PAGE TO AMENDMENT No. 1
                                       DATED AS OF JULY 15, 2003,

NAME OF INSTITUTION:                   OCTAGON INVESTMENT PARTNERS III, LTD.

                                       By:  Octagon Credit Investors, LLC
                                            as Portfolio Manager

                                            By:
                                                 /s/ Andrew D. Gordon
                                                 -----------------------------
                                                 Name:  Andrew D. Gordon
                                                 Title: Portfolio Manager

                                                                              58

                                       SIGNATURE PAGE TO AMENDMENT No. 1
                                       DATED AS OF JULY 15, 2003,

NAME OF INSTITUTION:                   OCTAGON INVESTMENT PARTNERS IV, LTD.

                                       By:  Octagon Credit Investors, LLC
                                            as collateral manager

                                            By:
                                                 /s/ Andrew D. Gordon
                                                 -----------------------------
                                                 Name:  Andrew D. Gordon
                                                 Title: Portfolio Manager

                                       SIGNATURE PAGE TO AMENDMENT No. 1
                                       DATED AS OF JULY 15, 2003,

NAME OF INSTITUTION:                   OCTAGON INVESTMENT PARTNERS V, LTD.

                                       By:  Octagon Credit Investors, LLC
                                            as Portfolio Manager

                                            By:
                                                 /s/ Andrew D. Gordon
                                                 -----------------------------
                                                 Name:  Andrew D. Gordon
                                                 Title: Portfolio Manager

                                                                              59

                                       SIGNATURE PAGE TO AMENDMENT No. 1
                                       DATED AS OF JULY 15, 2003,

NAME OF INSTITUTION:                   OPPENHEIMER SENIOR FLOATING RATE FUND

                                             By:
                                                 /s/ Lisa Chaffee
                                                 -----------------------------
                                                 Name:  Lisa Chaffee
                                                 Title: Manager

                                       SIGNATURE PAGE TO AMENDMENT No. 1
                                       DATED AS OF JULY 15, 2003,

NAME OF INSTITUTION:                   HARBOURVIEW CLO IV LTD.

                                             By:
                                                 /s/ Lisa Chaffee
                                                 -----------------------------
                                                 Name:  Lisa Chaffee
                                                 Title: Manager

                                       SIGNATURE PAGE TO AMENDMENT No. 1
                                       DATED AS OF JULY 15, 2003,

NAME OF INSTITUTION:                   HARBOURVIEW CLO V, LTD.

                                             By:
                                                 /s/ Lisa Chaffee
                                                 -----------------------------
                                                 Name:  Lisa Chaffee
                                                 Title: Manager

                                                                              60

                                       SIGNATURE PAGE TO AMENDMENT No. 1
                                       DATED AS OF JULY 15, 2003,

NAME OF INSTITUTION:                   HAMILTON CDO, LTD.

                                       By:  Stanfield Capital Partners LLC
                                            as its Collateral Manager

                                            By:
                                                 /s/ Christopher A. Bondy
                                                 -----------------------------
                                                 Name:  Christopher A. Bondy
                                                 Title: Partner

                                       SIGNATURE PAGE TO AMENDMENT No. 1
                                       DATED AS OF JULY 15, 2003,

NAME OF INSTITUTION:                   WINDSOR LOAN FUNDING, LIMITED

                                       By:  Stanfield Capital Partners LLC
                                            as its Investment Manager

                                            By:
                                                 /s/ Christopher A. Bondy
                                                 -----------------------------
                                                 Name:  Christopher A. Bondy
                                                 Title: Partner

                                       SIGNATURE PAGE TO AMENDMENT No. 1
                                       DATED AS OF JULY 15, 2003,

NAME OF INSTITUTION:                   STANFIELD QUATTRO CLO, LTD.

                                       By:  Stanfield Capital Partners LLC
                                            as its Collateral Manager

                                            By:
                                                 /s/ Christopher A. Bondy
                                                 -----------------------------
                                                 Name:  Christopher A. Bondy
                                                 Title: Partner

                                                                              61

                                       SIGNATURE PAGE TO AMENDMENT No. 1
                                       DATED AS OF JULY 15, 2003,

NAME OF INSTITUTION:                   STANFIELD ARBITRAGE CDO, LTD.

                                       By:  Stanfield Capital Partners LLC
                                            as its Collateral Manager

                                            By:
                                                 /s/ Christopher A. Bondy
                                                 -----------------------------
                                                 Name:  Christopher A. Bondy
                                                 Title: Partner

                                       SIGNATURE PAGE TO AMENDMENT No. 1
                                       DATED AS OF JULY 15, 2003,

NAME OF INSTITUTION:                   STANFIELD CARRERA CLO, LTD.

                                       By:  Stanfield Capital Partners LLC
                                            as its Asset Manager

                                            By:
                                                 /s/ Christopher A. Bondy
                                                 -----------------------------
                                                 Name:  Christopher A. Bondy
                                                 Title: Partner

                                       SIGNATURE PAGE TO AMENDMENT No. 1
                                       DATED AS OF JULY 15, 2003,

NAME OF INSTITUTION:                   STANFIELD CLO LTD.

                                       By:  Stanfield Capital Partners LLC
                                            as its Collateral Manager

                                            By:
                                                 /s/ Christopher A. Bondy
                                                 -----------------------------
                                                 Name:  Christopher A. Bondy
                                                 Title: Partner

                                                                              62

                                       SIGNATURE PAGE TO AMENDMENT No. 1
                                       DATED AS OF JULY 15, 2003,

NAME OF INSTITUTION:                   STANFIELD/RMF TRANSATLANTIC CDO LTD.

                                       By:  Stanfield Capital Partners LLC
                                            as its Collateral Manager

                                            By:
                                                 /s/ Christopher A. Bondy
                                                 -----------------------------
                                                 Name:  Christopher A. Bondy
                                                 Title: Partner

                                       SIGNATURE PAGE TO AMENDMENT No. 1
                                       DATED AS OF JULY 15, 2003,

NAME OF INSTITUTION:                   THE SUMITOMO TRUST & BANKING CO., LTD.,
                                       NEW YORK BRANCH

                                            By:
                                                 /s/ Elizabeth A. Quirk
                                                 -----------------------------
                                                 Name:  Elizabeth A. Quirk
                                                 Title: Vice President

                                       SIGNATURE PAGE TO AMENDMENT No. 1
                                       DATED AS OF JULY 15, 2003,

NAME OF INSTITUTION:                   TORONTO DOMINION (NEW YORK), INC.

                                            By:
                                                 /s/ Gwen Zirkle
                                                 -----------------------------
                                                 Name:  Gwen Zirkle
                                                 Title: Vice President

                                                                              63

                                    SIGNATURE PAGE TO AMENDMENT No. 1
                                    DATED AS OF JULY 15, 2003,

NAME OF INSTITUTION:                EMERALD ORCHARD LIMITED

                                        By:
                                              /s/ Gwen Zirkle
                                              -----------------------------
                                              Name: Gwen Zirkle
                                              Title:   Attorney-In-Fact

                                    SIGNATURE PAGE TO AMENDMENT No. 1
                                    DATED AS OF JULY 15, 2003,

NAME OF INSTITUTION:                VENTURE CDO 2002, LIMITED

                                    By its investment advisor,
                                    Barclays Capital Asset Management Limited,

                                    By its sub-advisor, Barclays Bank PLC,
                                    New York Branch

                                         By:
                                              /s/ Kenneth Ostmann
                                              -----------------------------
                                              Name: Kenneth Ostmann
                                              Title:   Director

                                    SIGNATURE PAGE TO AMENDMENT No. 1
                                    DATED AS OF JULY 15, 2003,

NAME OF INSTITUTION:                WACHOVIA BANK, N.A.

                                         By:
                                              /s/ Frederick E. Blumer
                                              -----------------------------
                                              Name: Frederick E. Blumer
                                              Title:   Vice President